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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 6, 2000
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                                VerticalNet, Inc.
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               (Exact name of Registrant as Specified in Charter)


        Pennsylvania                  000-25269                 23-2815834
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(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)          Identification No.)

     700 Dresher Road, Horsham, PA                                 19044
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(Address of principal executive offices)                          Zip Code



Registrant's telephone, including area code:  215-328-6100
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         (Former name and former address, if changed since last report)







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ITEM 5.  OTHER EVENTS

On July 6, 2000, VerticalNet, Inc. (the "Registrant") publicly announced that its wholly-owned subsidiary, NECX.com LLC, entered into a definitive agreement to acquire F&G Capital, Inc., which does business as American IC Exchange. The Registrant and certain affiliates of F&G Capital, Inc. are also parties to the definitive agreement.

A copy of the press release issued by the Registrant on July 6, 2000 concerning the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits.

               99.1    Press Release dated July 6, 2000












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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          VERTICALNET, INC.

Date:    July 7, 2000                     By: /s/ Gene S. Godick
                                             ---------------------------
                                          Name:   Gene S. Godick
                                          Title:  Chief Financial Officer









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                                  EXHIBIT INDEX



Exhibit No.      Description of Exhibit
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   99.1          Press Release dated July 6, 2000











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